UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

METALS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40685	98-1589041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Century House, Ground Floor Cricket Square, P.O. Box 2238 Grand Cayman KY1-1107, Cayman Islands
(Address of principal executive offices, including zip code)

 Registrant’s telephone number, including area code: (817) 698-9901

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	MTAL.U	New York Stock Exchange LLC
Class A ordinary shares included as part of the units	MTAL	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MTAL WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022 and on November 28, 2022, Metals Acquisition Corp (“MAC”), Metals Acquisition Corp (Australia) Pty Ltd, an Australian private company and wholly-owned subsidiary of MAC (“MAC-Sub”), Metals Acquisition Limited, a private limited company newly incorporated under the laws of Jersey, Channel Islands (“MAC Limited”), and Glencore Operations Australia Limited (“Glencore”) entered into a Share Sale Agreement (as amended by the Deed of Consent and Covenant, dated as of November 22, 2022, as supplemented by the CMPL Share Sale Agreement Side Letter, dated as of April 21, 2023, as further supplemented by the CMPL Share Sale Agreement Side Letter, dated May 31, 2023, as further supplemented by the CMPL Share Sale Agreement Side Letter, dated June 2, 2023, and as further supplemented, or otherwise modified from time to time, the “Share Sale Agreement”). Pursuant to the terms of the Share Sale Agreement, among other things, MAC-Sub will acquire from Glencore 100% of the issued share capital of Cobar Management Pty. Limited (“CMPL”), which owns and operates the Cornish, Scottish and Australian mine (the “CSA Mine”) in Cobar, New South Wales, Australia, and consummate the transactions contemplated thereby (collectively, the “Business Combination”).

In connection with the Business Combination, MAC will merge with and into MAC Limited (the “Merger” and, together with the Business Combination, the “Transaction”), with MAC Limited continuing as the surviving company (MAC Limited following the Merger is referred to as “New MAC”).

Subscription Agreements

As previously disclosed in the Current Reports on Form 8-K filed with the SEC on April 14, 2023, May 11, 2023, May 16, 2023, and May 30, 2023, MAC, New MAC and certain investors entered into subscription agreements (the “Announced Subscription Agreements”), pursuant to which such investors agreed to subscribe for an aggregate of 17,801,747 ordinary shares, par value $0.0001 per share, of New MAC (the “Announced Subscribed Shares”) at a purchase price of $10.00 per share, for an aggregate purchase price of $178,017,470 in a private placement or placements (the “Announced Private Placements”) to be consummated immediately prior to or substantially concurrently with the consummation of the Transaction.

Between June 7, 2023 and June 12, 2023, MAC, New MAC and certain investors entered into additional subscription agreements (the “Additional Agreements” and together with the Announced Subscription Agreements, the “Subscription Agreements”), pursuant to which such investors agreed to subscribe for an aggregate of 5,150,000 ordinary shares, par value $0.0001 per share, of New MAC Shares at a purchase price of $10.00 per share (the “Additional Subscribed Shares” and together with the Announced Subscribed Shares, the “Subscribed Shares”) for an aggregate purchase price of $51,500,000 in a private placement or placements (the “Additional Private Placement” and together with the Announced Private Placements, the “Private Placements”). Citigroup Global Markets Inc., Canaccord Genuity and Ashanti Capital have been engaged as placement agents in connection with the Subscription Agreements.

In connection with the Subscription Agreements, Green Mountain Metals, LLC, MAC’s sponsor, agreed to transfer an aggregate of 470,833 shares of Class B common stock of MAC that it currently holds and agreed to sell 500,000 MAC Private Placement Warrants at a price of $1.50 for each MAC Private Placement Warrant to certain investors who agreed to subscribe for a significant number of Subscribed Shares.

As of the date of this Current Report on Form 8-K, investors subscribed for an aggregate of 22,951,747 Subscribed Shares and the Private Placements include an aggregate purchase price of $229,517,470 of the Private Placements.

The obligations of the parties to consummate the transactions contemplated by the Subscription Agreements is contingent upon, among other things, customary closing conditions and the consummation of the Transaction.

The Subscription Agreements will terminate upon the earlier of (i) such date and time as the Share Sale Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of the Issuer and MAC and Subscriber to terminate the Subscription Agreements, or (iii) August 2, 2023.

Director Nomination Agreement

On June 12, 2023, MAC Limited and BEP Special Situations VI LLC (“Bluescape”) entered into a director nomination side letter (the “Director Nomination Agreement”), which provides that, for so long as Bluescape (together with its affiliates) holds at least 1.25 million of the issued ordinary shares in New MAC, Bluescape will at its sole discretion be entitled to (but not obliged to) designate one (1) director to be nominated the board of directors of the New MAC. In the event Bluescape and its affiliates, together, cease to hold at least 1.25 million of the issued ordinary shares of New MAC, Bluescape shall promptly cause the resignation of such director and New MAC may promptly remove such director at its sole discretion. Any person appointed as a director in accordance with the Director Nomination Agreement must not be prohibited from acting as a director of New MAC under any applicable law or the rules of any relevant stock exchange and must be “independent” in accordance with the rules of any relevant stock exchange.

The foregoing description of the Subscription Agreements  and the Director Nomination Agreement doe not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibits 10.1 and 10.2, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The Subscribed Shares to be issued in connection with the Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder

Item 7.01	Regulation FD Disclosure.

On June 12, 2023, MAC and MAC Limited issued a mutual press release announcing the execution of the Subscription Agreements and the Director Nomination Agreement.. The aforementioned press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of MAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

For additional information on the proposed Business Combination, see the relevant materials that MAC has filed with the Securities and Exchange Commission (the “SEC”), without charge at the SEC's website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements.” MAC’s actual results may differ from expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MAC’s expectations with respect to future performance of the CSA Mine and anticipated financial impacts and other effects of the proposed Business Combination, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside MAC’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Share Sale Agreement; the outcome of any legal proceedings that may be instituted against MAC following the announcement of the Share Sale Agreement dated as of March 17, 2022 (as amended by the Deed of Consent and Covenant dated as of November 22, 2022, as supplemented by the CMPL Share Sale Agreement Side Letter, dated as of April 21, 2023, as further supplemented by the CMPL Share Sale Agreement Side Letter, dated May 31, 2023 and as further supplemented by the CMPL Share Sale Agreement Side Letter, dated June 2, 2023 (the “Share Sale Agreement”); the inability to complete the proposed transaction, including due to failure to obtain financing, approval of the shareholders of MAC, certain regulatory approvals, or satisfy other conditions to closing in the Share Sale Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Share Sale Agreement, or could otherwise cause the transaction to fail to close MAC’s inability to secure the expecting financing for the consideration under the Share Sale Agreement; the inability to obtain or maintain the listing of MAC’s shares following the proposed transaction; the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things; the supply and demand for copper; the future price of copper; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital; cash flow provided by operating activities; unanticipated reclamation expenses; claims and limitations on insurance coverage; the uncertainty in mineral resource estimates; the uncertainty in geological, metallurgical and geotechnical studies and opinions; infrastructure risks; and dependence on key management personnel and executive officers; and other risks and uncertainties indicated from time to time in the final prospectus of MAC for its initial public offering and the definitive proxy statement/prospectus relating to the proposed Business Combination that MAC filed with the SEC, including those under “Risk Factors” therein, and in MAC’s other filings with the SEC. MAC cautions that the foregoing list of factors is not exclusive. MAC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MAC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

More information on potential factors that could affect MAC’s or CSA Mine’s financial results is included from time to time in MAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the definitive proxy statement/prospectus MAC filed with the SEC in connection with MAC’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Business Combination. If any of these risks materialize or MAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MAC does not presently know, or that MAC currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MAC’s expectations, plans or forecasts of future events and views as of the date of this communication. MAC anticipates that subsequent events and developments will cause its assessments to change. However, while MAC may elect to update these forward-looking statements at some point in the future, MAC specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing MAC’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Subscription Agreement with New MAC.
10.2	Director Nominiation Side Letter, dated June 12, 2023
99.1	Press Release issued by Metals Acquisition Corp on June 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metals Acquisition Corp

Date: June 12, 2023	By:	/s/ Michael James McMullen
Name: Michael James McMullen
Title: Chief Executive Officer